SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                           TUGBOAT INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                           TUGBOAT INTERNATIONAL, INC.

                      Suite 300, 1055 West Hastings Street
                          Vancouver, BC Canada V6E 2E9

                               Tel. (604) 609-6188

                         NOTICE OF WRITTEN RESOLUTION OF
                              SHAREHOLDERSOF RECORD
                               ON FEBRUARY 3, 2004


NOTICE IS HEREBY GIVEN that the management of TUGBOAT INTERNATIONAL, INC., a Nevada Corporation ("Corporation"), solicited votes from selected shareholders of record ("Selected Shareholders") on February 4, 2004, to consider and act upon:

     1.   The  Directors'  proposal  to  amend  the  Corporation's  Articles  of
          Incorporation   to  change  the   Corporation's   name  from   TUGBOAT
          INTERNATIONAL, INC., to MIDNET, INC.

These Selected Shareholders approved the above motion in a written resolution. However, the Corporation's management does not intend to take any corporate action to enact this resolution until such time as it has fulfilled its obligations under the rules and regulations of the Securities and Exchange Commission. Therefore, management is sending this notice to you. Proxies are not being solicited as management has received sufficient votes to approve the above proposal. The approximate date on which this information statement is being mailed to security holders is February 10, 2003.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Peter Fentiman
-----------------------------
Peter Fentiman, President
Vancouver, B.C.
February 9, 2004

                              INFORMATION STATEMENT
                          REGARDING A CORPORATE ACTION
                          APPROVED ON FEBRUARY 4, 2004


                     WRITTEN RESOLUTION OF THE SHAREHOLDERS

This Information Statement is furnished in connection with a written resolution of a majority of the shareholders of the Corporation as of February 4, 2004. This Information Statement is being sent to shareholders of record of February 4, 2004. The cost of distributing this Information Statement will be borne by the Corporation which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses particularly in connection with their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses. The mailing address of the Corporation's business offices is: Suite 300, 1055 West Hastings Street, Vancouver, BC Canada V6E 2E9.

                          SHAREHOLDERS ENTITLED TO VOTE

Only shareholders of record of the Company's Common Stock at the close of business on February 4, 2004, were entitled to vote on the written resolution. On that date, 13,050,000 shares of Common Stock of the Corporation (the "Common Stock") were issued and outstanding. Each shareholder was entitled to one vote for each share held of record on the record date. The holders of a majority of the total shares of common stock outstanding on February 4, 2004, constituted a quorum for the transaction of business in the written resolution. As management is not soliciting proxies and has already obtained sufficient votes to obtain a quorum, abstentions and broker non-votes will not be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. A list of the shareholders of record as of February 4, 2004, will be filed in the Corporation's minute books as an attachment to the written resolution.

                        VOTING ON THE WRITTEN RESOLUTION

The passing of the proposal required the affirmative vote of a majority (6,525,001 shares) of the shares of Common Stock issued and outstanding on February 4, 2004. There were 13,050,000 common shares issued and outstanding on February 4, 2004. The name change has been approved by an affirmative vote and written consent of shareholders holding 7,506,000 shares, or approximately 58% of the Corporation's issued and outstanding shares.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the registrant at any time since the beginning of the last fiscal year, nor any associate of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the written resolution.

No director of the Corporation has informed the Corporation in writing that he intends to oppose any action to be taken by the Corporation at the meeting.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

                   MATTERS APPROVED IN THE WRITTEN RESOLUTION

NAME OF THE COMPANY

The Corporation's Board of Directors proposed changing the name of the Company from TUGBOAT INTERNATIONAL, INC., to MIDNET, INC., which it felt was a more suitable name for the nature of business the Corporation intends to conduct. Although the name change has been approved by an affirmative vote of shareholders holding 7,506,000 shares, or approximately 58% of the Corporation's issued and outstanding shares, the Corporation is required, under Securities and Exchange Commission rules and regulations, to file this Schedule 14C and no corporate action may be taken on this resolution until 20 days from the mailing of this Schedule 14C. Therefore, the Corporation expects to take all necessary corporate actions to effect the name change in March 2004

                                  HOUSEHOLDING

On December 4, 2000, the Securities and Exchange Commission adopted amendments permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless the Corporation is otherwise advised by the shareholders. "Householding", as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers the Corporation's printing and mailing costs.

If you received multiple copies of this information and, in future, wish to receive only a single copy at your mailing address, please forward a written request to the attention of our Corporate Secretary, by either mail or fax to:
Suite 300, 1055 West Hastings Street, Vancouver, BC Canada V6E 2E9, fax 604-929-1688.

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation, please forward a written request to the attention of our Corporate Secretary, by either mail or fax to: Suite 300, 1055 West Hastings Street, Vancouver, BC Canada V6E 2E9, fax 604-929-1688.


By Order of the Board of Directors,

/s/ Peter Fentiman
----------------------------
Peter Fentiman, President
Vancouver, B.C.
February 9, 2004